UNITED STATES


                       SECURITIES AND EXCHANGE COMMISSION


                              Washington D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 1, 2006


                        BOULDER CREEK EXPLORATIONS, INC.


             (Exact name of registrant as specified in its charter)

                                     Nevada
                 (State or other jurisdiction of incorporation)


                            (Commission File Number)


                        (IRS Employer Identification No.)

                            120 West Hastings Street
                           Vancouver, British Columbia
                                 Canada V6E 2M4
               (Address of principal executive offices)(Zip Code)

                                 (604) 288-7703
               Registrant's telephone number, including area code



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[___] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[___] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[___] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[___] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

On September 1, 2006 Boulder Creek Explorations, Inc., a Nevada corporation (the "Company"), offered and sold 62,500 shares of common stock of the Company to a non-US person, for aggregate proceeds of $50,000. The Company paid a finder's fee of $5,000 to a non-US person in connection with the sale.

On September 6, 2006, the Company offered and sold 31,250 shares of common stock of the Company to a non-US person, for aggregate proceeds of $9,500, and 25,000 shares of common stock of the Company to a non-US person for aggregate proceeds of $20,000.

The Company made all sales of common stock pursuant to Rule 903(b)(3) of Regulation S, promulgated pursuant to the Securities Act of 1933, as amended, on the basis that all sales were made offshore of the US, to non-US persons, where no directed selling efforts were made in the US and offering restrictions were implemented.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       Boulder Creek Explorations, Inc.
                                       (Registrant)


Date: September 8, 2006                By: /s/ David C. Hayes
                                          -------------------------------
                                          Name:  David C. Hayes
                                          Title: Chief Financial Officer